                                                                 EXHIBIT 10.5.d


                          THIS LEASE made the   31st    day of July
                     1995, between 160 Oser Avenue Associates, a partnership maintaining offices at 684 Broadway, Massapequa, New York 11758, hereinafter referred to as LANDLORD, and MANCHESTER EQUIPMENT CO., INC., 50 Marcus Boulevard, Hauppauge, New York, hereinafter jointly, severally and collectively referred to as TENANT.

                          WITNESSETH, that the Landlord hereby leases to the
                     Tenant, and the Tenant hereby hires and takes from the Landlord building and premises known as 160 Oser Avenue, Happauge, New York as more particularly shown on the survey annexed hereto and made a part hereof, to be used and occupied by the Tenant for general office use, warehouse, sales, service and assembly of computers, computer hardware and any and all items related thereto, and for no other purpose, for a term to commence on August
                     1, 1995, and to end on July 31, 2000       19  , unless
                     sooner terminated as hereinafter provided, at the ANNUAL RENT of

                               (See Rider paragraph 34).

                     all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term, except the first instalment, which shall be paid upon the execution hereof.

                          THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                          FIRST.--That the Tenant will pay the rent as above
                     provided.

REPAIRS                   SECOND.--That, throughout said term the
                     Tenant will take good care of the demised
                     permises, including structure and environs, fixtures and
                     appurtenances, and all alterations, additions and
ORDINANCES           improvements to either; make all repairs in and about the
AND                  same necessary to preserve them in good order and
VIOLATIONS           condition, which repairs shall be, in quality and class,
                     equal to the original work; promptly pay the expense of
                     such repairs; suffer no waste or injury; give primpt
ENTRY                notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and
                     regualtions at any time issued or in force (except those
                     requiring structural alterations), applicable to the
                     demised premises or to the Tenant's occupation thereof,
INDEMNIFY            any of the Federal, State and Local Governments, and of
LANDLORD             each and every department, bureau and official thereof,
                     and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building , and to comply with all orders and requirements of governamental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below;
                     forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any acts or acts, omission or omissions of the Tenant, or of the employees, guest, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised permises or of the streets, sidewalks or valuts adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised permises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised permises with all alterations, additions and improvements in good order and condition.

                          THIRD.--That the Tenant will not disfugure or deface
MOVING               any part of the building, or suffer to be done, except so
INJURY               far as may be necessary to affix such trade fixtures as
SURRENDER            are herein consented to by the Landlord; the Tenant will
                     not obstruct, or permit the obstruction of the street or
                     the sidewalk adjacent thereto; will not do anything, or
                     suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural
NEGATIVE             injury to said building; will not permit the accumulation
COVENANTS            of waste or refuse matter, and will not, without the
                     written consent of the Landlord first obtained in each
                     case, either sell, assign, mortgage or transfer this
                     lease, underlet the demised premises or any part thereof,
OBSTRUCTION          permit the same or any part thereof to be occupied by
SIGNS                anybody other than the Tenant and the Tenant's employees,
                     make any alterations in the demised premises, use the
                     demised or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed
                     extra hazardous on account of fire risk, nor in voilation
                     of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe
                     and sign, signals or advertisements unless and until the
                     style and location thereof have been approved by the
                     Landlord; and if any be erected or inscribed without such
                     approval, the Landlord may remove the same. No water
                     cooler, air conditioning unit or system or other apparatus
AIR                  shall be installed or used without the prior written
CONDITIONING         consent of Landlord.

                          IT IS MUTUALLY CONVENANTED AND AGREED, THAT

                          FOURTH.-If the demised permises shall be partially
                     damaged by fire or other cause without the fault or
                     neglect of Tenant, Tenant's servants, employees, agents,
                     visitors or licensees, the damages shall be repaired by
                     and at the expenses of Landloard and the rent until such
                     repairs shall be made shall be apportioned according to
                     the part of the demised premises which is usable by
                     Tenant. But if such partial damage is due to the fault or
                     neglect of Tenant, Tneant's servants, employees, agents,
                     vistors or licensees, without prejudice to any other
                     rights and remedies of Landload and without prejudice to
                     the rights of subrogation of Landload's insurer, the
                     damages shall be repaired by Landlord but there shall be
                     no apportionment or abatement of rent. No penalty shall
                     accrue for reasonable delay which may arise by reason of
                     adjustment of insurance on the part of Landlord and/or
                     Tenant,  and for reasonable delay on account of "labor
FIRE CLAUSE          troubles", or any other cause, beyond Landlord's control.
                     If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landload shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety
                     (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this leasse shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this leasse then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property
                     Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

                          FIFTH.-If the whole or any part of the premises hereby
EMINENT              demised shall be taken or condemned by any conmpetent
DOMAIN               authority of any public use or purpose then the term
                     hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

LEASE NOT                 SIXTH.-If, before the commencement of the term, the
IN EFFECT            Tenant be adjudicated a bankrupt, or make a "general
                     assignment," or take the benefit of any insolvent act, or
                     if, a Receiver or Trustee be appointed for the Tenant's
                     property, or if this lease or the estate of the Tenant
                     hereunder be transferred or pass to or devolve upon any
                     other person or corporation, or if the Tenant shall
                     defualt in the performance of any agreement by the Tenant
                     contained in  any other lease to the Tenant by the
                     Landlord or by any corpooration of which an officer of the
                     Landlord is a Director, this lease shall thereby, at the
 DEFAULTS            option of the Landlord, be terminated and in that case,
                     neither the Tenant nor anybody claiming under the Tenant
                     shall be entitled to go into possession of demised
                     permises,. If after the commencement of the term, any of
                     the events mentioned above in this subsdivision shall
                     occur, or if Tenant shall make default in fulfilling any
                     of the covenants of this leases, other than the covenants
                     for the payment of rent or "additional rent" or if the
                     demised permises become vacant or deserted, the Landlord
                     may give to the Tenant ten days' notice of intention to
                     end the term of this lease, and thereupon at the
                     expiration of said ten days' (if said condition which was
 TEN DAY             the basis of said notice shall continue to exit) the term
 NOTICE              under this lease shall expire as fully and completely as
                     if that day wrer the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.





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RE-POSSESSION             If the Tenant shall make default in the payment of the
BY LANDLORD          rent reserved  hereunder, or any item of "additional rent"
                     herein mentioned, or any part of either or in making any
                     other payment herein provided for, or if the notice last
                     above provided for shall have been given and if the
                     condition which was the basis of said notice shall exist
                     at the expiration of said ten days' period, the Landlord
                     may immediately, or at any time thereafter, re-enter the
                     demised premises and remove all persons and all or any
                     property thereform, either by summary dispossess
                     proceedings, or by any suitable action or proceeding at
                     law, or by force or otherwise, without being liable to
                     indictment, prosecution or damages therefor, and
RE-LETTING           re-possess and enjoy said  premises together with all
                     additions, alterations and improvements. In any such case
                     or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord
                     may either re-let the demised premises or any part or
                     parts thereof for the Landlord's own account, or may, at
                     the Landlord's option, re-let the demised premises or any
                     part or parts thereof as the agent of the Tenant, and
                     receive the rents therefor, applying the same first to the payment of such expenses at the Landlord may have
                     incurred, and then to the fulfillment of the covenants of
                     the Tenant herein, and the balance, if any, at the
                     expiration of the term first above provided for, shall be
                     paid to the Tenant. Landlord may rent the premises for a
                     term extending beyond the term hereby granted without
                     releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this
WAIVER               subdivision "Sixth" provided, or terminate by summary
BY TENANT            proceedings or otherwise, and if the Landlord shall not
                     re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

                          In the event of a breach or threatened breach by the
                     Tenant of any of the covenants or provisions hereof, the
REMEDIES ARE         Landlord shall have the right of injunction and the right
CUMULATIVE           to invoke any remedy allowed at law or in equity, as if
                     re-entry, summary proceedings and other remedies were not herein provided for.

                          SEVENTH.--If the Tenant shall make default in the
                     performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without
                     notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised
                     premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material
                     alleged to have been furnished, or to be furnished to or
LANDLORD             for the Tenant at the demised premises, and if the Tenant
MAY                  shall fail to take such action as shall cause such lien to
PERFORM              be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or
                     discharge the same by deposit or by bonding proceedings,
                     and in the event of such deposit or bonding proceedings,
                     the Landlord may require the lienor to prosecute an
                     appropriate action to enforce the lienor's claim. In such
                     case, the Landlord may pay any judgment recovered on such
                     claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any
                     amount as to which the Tenant shall at any time be in
                     default for or in respect to the use of water, electric
                     current or sprinkler supervisory service, and any expense
                     incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision
                     hereof, or in defending any such action, shall be deemed
ADDITIONAL           to be "additional rent" for the demised premises, and
RENT                 shall be due and payable by the Tenant to the Landlord on
                     the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said
                     "additional rent" shall not be a waiver of any other
                     "additional rent" then due.




                          EIGHT.--The failure of the Landlord to insist, in any
                     one or more instances upon a strict performance of any of
                     the covenants of this lease, or to exercise any option
                     herein contained, shall not be construed as a waiver or a
AS                   relinquishment for the future of such covenant or option,
WAIVERS              but the same shall continue and remain in full force and
                     effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

                          NINTH.--If this lease be assigned, or if the demised
                     premises or any part thereof be underlet or occupied by
                     anybody other than the Tenant the Landlord may collect
COLLECTION           rent from the assignee, under-tenant or occupant, and
OF RENT              apply the net amount collected to the rent herein
FROM OTHERS          reserved, and no such collection shall be deemed a waiver
                     of the covenant herein against assignment and under-letting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

                          TENTH.--This lease shall be subject and subordinate at
                     all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to
MORTGAGES            the lien of any mortgage or mortgages which at any time
                     may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrovocable, to execute and deliver any such instrument or instruments for the Tenant.

                          ELEVENTH.--All improvements made by the Tenant to or
                     upon the demised premises, except said trade fixtures,
                     shall when made, at once be deemed to be attached to the
                     freehold, and become the property of the Landlord, and at
IMPROVEMENTS         the end or other expiration of the term, shall be
                     surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

                          TWELFTH.--Any notice or demand which under the terms
                     of this lease or under any statute must or may be given or
NOTICES made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

                          THIRTEENTH.--The Landlord shall not be liable for any
                     failure of water supply or electrical current, sprinkler
                     damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by
NO LIABILITY         other tenants or persons in said building, or resulting
                     from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

                          FOURTEENTH.--No diminution or abatement of rent, or
                     other compensation shall be claimed or allowed for
                     inconvenience or discomfort arising from the making of
                     repairs or improvements to the building or to its
                     appliances, nor for any space taken to comply with any
NO                   law, ordinance or order of a governmental authority. In
ABATEMENT            respect to the various "services," if any, herein
                     expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption of curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

                          FIFTEENTH.--The Landlord may prescribe and regulate
                     the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and
                     regulate which elevator and entrances shall be used by the
                     Tenant's employees, and for the Tenant's shipping. The
                     Landlord may make such other and further rules and
RULES, ETC.          regulations as, in the Landlord's judgment, may from time
                     to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

                          SIXTEENTH.--In the event that an excavation shall be
                     made for building or other purposes upon land adjacent to
                     the demised premises or shall be contemplated to be made,
                     the Tenant shall afford to the person or persons causing
SHORING OF           or to cause such excavation, license to enter upon the
WALLS                demised premises for the purpose of doing such work as
                     said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

                          SEVENTEENTH.--No vaults or space not within the
                     property line of the building are leased hereunder.
                     Landlord makes no representation as to the location of the property line of the building. Such vaults or space as
                     Tenant may be permitted to use or occupy are to be used or
VAULT SPACE          occupied under a revocable license and if such license be
                     revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenenat for the period of the Tenant's use or occupancy thereof.

                          EIGHTEENTH.--That during seven months prior to the
                     expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the
ENTRY Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, and responsibility or liability whatsover for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

                          NINETEENTH.--The Landlord has made no representations
                     or promises in respect to said building or to the demised
NO                   premises except those contained herein, and those, if any,
REPRESENTATIONS      contained in some written communication to the Tenant,
                     signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

                          TWENTIETH.--If the Tenant shall at any time be in
                     default hereunder, and if the Landlord shall institute an
                     action or summary proceeding against the Tenant based upon
ATTORNEY'S           such default, then the tenant will remiburse the Landlord
FEES                 for the expense of attorneys' fees and disbursements
                     thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

                          TWENTY-FIRST.--Landlord shall not be liable for
                     failure to give possession of the premises upon
                     commencement date by reason of the fact that premises are
                     not ready for occupancy, or due to a prior tenant
POSSESSION           wrongfully holding over or any other person wrongfully in
                     possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

                     THE TENANT FURTHER COVENANTS:
IF A FIRST                TWENTY-SECOND.--If the demised premises or any part
FLOOR thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

INCREASED                 TWENTY-THIRD.--If by reason of the conduct upon the
FIRE                 demised premises of a business not herein permitted, or if
INSURANCE            by reason of the improper or careless conduct of any
RATE                 business upon or use of the demised premises, the fire
                     insurance rate shall at any time be higher than it
                     otherwise would be, then the Tenant will reimburse the
                     Landlord, as additional rent hereunder, for that part of
                     all fire insurance premiums hereafter paid out by the
                     Landlord which shall have been charged because of the
                     conduct of such business not so permitted, or because of
                     the improper or careless conduct of any business upon or
                     use of the demised premises, and will make such
                     reimbursement upon the first day of the month following
                     such outlay by the Landlord; but this covenant shall not
                     apply to a premium for any period beyond the expiration
                     date of this lease, first above specified.  In any action
                     or proceeding wherein the Landlord and Tenant are
                     parties, a schedule or "make up" of rate for the building
                     on the demised premises, purporting to have been issued by
                     New York Fire Insurance Exchange, or other body making
                     fire insurance rates for the demised premises, shall be
                     prima facie evidence of the facts therein stated and of
                     the several items and charges included in the fire
                     insurance rate then applicable to the demised
                     premises.
WATER RENT                TWENTY-FOURTH.--If a separate water meter be installed
                     for the demised premises, or any part thereof, the Tenant
                     will keep the same in repair and pay the charges made by
                     the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other
                     premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate
                     part of all charges which the municipality or water supply company shall make for all water consumed through said
                     meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge
                     according to floor area against all of the rentable floor
                     area in the building (exclusive of the basement) which
                     shall have been occupied during the period of the
                     respective charges, taking into account the period that
                     each part of such area was occupied. Tenant agrees to pay
SEWER                as additional rent the Tenant's proportionate part,
                     determined as aforesaid, of the sewer rent or charge
                     imposed or assessed upon the building of which the
                     premises are a part.
ELECTRIC                  TWENTY-FIFTH.--That the Tenant will purchase from the
CURRENT              Landlord, if the Landlord shall so desire, all electric
                     current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.


SPRINKLER                 TWENTY-SIXTH.--If there now is or shall be installed
SYSTEM in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $..............., toward the contract price for
                     sprinkler supervisory service.

SECURITY                  TWENTY-SEVENTH.--The sum of .....NONE..........Dollars
                     is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE                  TWENTY-EIGHTH.--This lease is granted and accepted on
                     the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS                   TWENTY-NINTH.--The Landlord hereby recognizes
COMMISSIONS          as the broker who negotiated and consummated this lease
                     with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate
                     Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW                    THIRTIETH.--The Tenant agrees that it will not
CLEANING require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor
                     Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent as a result of the Tenant's requiring, permitting suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY                  THIRTY-FIRST.--The invalidity or unenforceability of
                     any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION                 THIRTY-SECOND.--In order to avoid delay, this lease
& DELIVERY           has been prepared and submitted to the Tenant for signature
OF LEASE             with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF               THIRTY-THIRD.--The Tenant will keep clean and
PREMISES polished all metal, trim, marble and stonework which are a part the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS               THIRTY-FOURTH.--The Landlord shall replace at the
                     expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

WAR                       THIRTY-FIFTH.--This lease and the obligation of
EMERGENCY            Tenant to pay rent hereunder and perform all of the other
                     covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United
                     States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                     THE LANDLORD COVENANTS

QUIET                     FIRST.--That if and so long as the Tenant pays the
POSSESSION           rent and "additional rent" reserved hereby, and performs
                     and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.


                          AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the
                     covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

                          IN WITNESS WHEREOF, the Landlord and Tenant have
                     respectively signed and sealed these presents the day and year first above written.


                                        160 OSER AVENUE ASSOCIATES,

                                        By: /s/ MICHAEL BIVONA      [L.S.]
                                            -----------------------
                                                                      Landlord

                                        MANCHESTER EQUIPMENT CO., INC.,

                                        By: /s/ BARRY STEINBERG     [L.S.]
                                            -----------------------
                                                                      Tenant
                      In presence of:
                  /s/ Veronica T. Laskowski

State of New York, County of           ss:
        On the      day of              19  , before me personally came
                        , to me known, who, being by me duly sworn, did depose
and say that he resides at                       ; that he is
of                              , the corporation described in and which
executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of           ss:}

        On the      day of              19  , before me personally came
                        , to me known, who, being by me duly sworn, did depose
and say that he resides at                       ; that he is
of                              , the corporation described in and which
executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of           ss:

        On the      day of              19  , before me personally came
to be known and known to me to be the individual described in and who executed the foreoing instrument, and duly acknowledged that he executed the same.


State of New York, County of           ss:

        On the      day of              19  , before me personally came
                       , subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say, that he resided, at the time of the execution of said instrument, and
still resides, in                                         that he is and then
was acquainted with                             , and knew                 to
be                the individual described in and who executed the foregoing instrument; and that he, said sbuscribing witness, was present and saw execute the same; and that he, said witness, thereupon at the same time subscribed his name as witness thereto.


BUILDING

PREMISES

                                Landlord

                  to

                                Tenant

                 LEASE



                                   GUARANTY

        In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

        Dated,                   19

                                                                          L.S.


STATE OF             COUNTY OF                       ss:

        On this      day of             19  , before me personnally appeared

to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

         RIDER TO LEASE dated July 31, 1995 between 160 OSER AVENUE ASSOCIATES, as Landlord, and MANCHESTER EQUIPMENT CO., INC., as Tenant.

         1. Anything herein, to the contrary notwithstanding, Tenants shall, at Tenants' own cost and expense, secure and pay for all interior repairs, replacements, utilities, maintenance and services required by Tenants or for preservation of the demised premises, including, but not limited to: gas, electricity, telephone, light, janitorial services, plumbing, wiring, carpentry, mechanical, plate glass, electrical, air-conditioning, store front, painting, decorating and maintenance services, heat, fuel, garbage and waste disposal, snow removal, water, hot water and sewer rent. Any fees or deposits for permits or licenses for machinery, meters, signs or any other equipment or usage, shall be made, secured, and/or paid for by Tenants at Tenants' own cost and expense. Except as expressly provided in this Lease, Landlord shall have no obligation to furnish or perform interior repairs, maintenance or services; provided however, that Landlord shall be responsible for so-called "structural" repairs, defined as exterior walls, structural members and foundation. As designated in the within paragraph, "utilities" refers solely to those utilities consumed by the within Tenant; i.e. the within Tenant shall have no responsibility for the utilities consumed by other Tenants in the building in which the demised premises are located.

         2. Anything herein to the contrary notwithstanding, Tenants are hereby given permission to erect any sign or signs in and about the demised premises at Tenant's own cost and expense, provided: (a) Any such sign shall comply with all rules and regulations of any governmental authority having jurisdiction thereof;
(b) Said sign or signs shall be installed without damage to Landlord's building including signs on each exterior wall; (c) Upon the removal of any such signs, all damage occasioned thereby shall be repaired by Tenants at Tenants' own cost and expense.

         3. Tenants shall secure, pay for and maintain during the term of this Lease, a policy of general liability insurance, (having limits:
$1,000,000/2,000,000 for bodily injury; $100,000 for properly damage) from a financially responsible insurer licensed to do business in the State of New York; which said policy shall name as protected, the Tenants and Landlord as the fee owner, as their respective interests shall appear, and any other parties designated by Tenants, and shall contain a waiver of subrogation as against the Landlord as fee owner. Tenants shall deliver to the Landlord a certificate of such insurance policy on or before the beginning of the term of this Lease. In any such policy, the bodily injury coverage shall be written on an "Occurrence" basis and shall include personal injury coverage; and shall also provide that no modification, termination or cancellation thereof shall be effective until after ten (10) days prior written notice has been given to Landlord by the insurance carrier, to be forwarded by Certified or Registered Mail, Return Receipt Requested. In the event of the failure of the Tenant

                                      {1}
to secure, maintain and pay for such policy and to provide a certificate thereof to Landlord, Landlord may, in Landlord's sole discretion, order such policy and the premium cost thereof shall be due from Tenant as additional rent hereunder or Landlord may elect to treat such failure as a default hereunder, in which case, Tenant agrees such default is a material default of the Lease.

         4. Tenant, at its cost, shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements to the extent of at least eighty [80%] percent of full replacement value as to the demised structure and its environs, defined as follows: $850,000.00. The insurance policy shall be issued in the name of Landlord, Tenant and Landlord's lender, if any, now or in the future, as their interests appear. The insurance policy shall provide that any proceeds shall be made payable to the Landlord or Landlord's lender, as Landlord may designate. The Tenant agrees to assign and deliver at the commencement of this Lease said insurance policy to the Landlord and the said policy and renewal thereof shall be held by said Landlord. In the event the Tenants do not pay the premiums as they fall due on said policy, Landlord shall have the option of paying said premiums on behalf of Tenants, and adding the cost thereof to the next month's rent due Landlord under the terms of this Lease as additional rent and to collect same as "additional rent".

         The foregoing insurance policy shall provide that no modification, termination or cancellation thereof shall be effective until after thirty [30] days prior written notice has been given to the Landlord by the insurance carrier, certified mail, return receipt.

         If any extraordinary or excessive insurance premium cost is charged to Landlord as the result of the nature of Tenant's business, or its use and occupancy of the demised premises or an installation, condition or alteration made or maintained by Tenant therein, the full cost of such excess premium or extraordinary charge shall be borne by and paid by Tenant. The finding or "make-up" of rate established by the New York Fire Rating Organization [or such other agency having jurisdiction and responsibility for rating the building for insurance purposes] shall be admissible as evidence in any action and proceeding and shall be deemed conclusive evidence of the facts therein stated and of the items and charges then applicable to the building and the demised premises located therein. The total costs of insurance and the totality of coverage shall not exceed that which is reasonable and customary.

         5. The Tenants agree to indemnify the Landlord, as fee owner, and the respective officers, directors, agents, servants and employees thereof against and to defend, save and hold them harmless of and from, any and all liability, cost and damage for or arising by reason of any and all claims, suits or causes of action for bodily injury, personal injury, death or property damage to any and all persons in any manner caused


                                      {2}
by acts, negligence or omissions of, or any condition created, caused, permitted or suffered by, the Tenants, its officers, directors, agents, servants, and employees.

         6. Except for injury, loss or damage occasioned directly and specifically as the result of the Landlord's negligence, the Landlord shall not be liable or responsible to the Tenants for the safekeeping of any goods or other property of the Tenant, nor for injury to any person or persons or any damage to or loss of merchandise or other property of the Tenants occasioned by theft, fire, water, power failure, accident or the bursting, leaking or running in the demised premises of any plumbing, heating, electrical apparatus, gas, steam or pipes of any nature, or from any other cause whatsoever; and except for injury, loss or damage due to Landlord's negligence, anything herein to the contrary notwithstanding, the Tenant, for itself and its insurers, releases Landlord of and from any and all such liability and responsibility.

         7. It is understood and agreed that under any and all circumstances, the liability of the Landlord shall not be personal and whenever Tenants, their agents, servants or employees seek or recover any money judgment or other award of damages against the Landlord from any Court, administrative body or tribunal of competent jurisdiction, that satisfaction thereof shall be solely and expressly limited to levy of execution against and collection out of the interest of the Landlord in and to the demised premises and/or the land and building of which the demised premises forms a part, and the Tenants for themselves, their agents, servant and employees, heirs, successors and assigns, expressly and specifically relinquishes, waives and releases any and all rights to seek, secure, recover or collect any portion of such judgment, damages or award against or from the Landlord personally or from any other property, assets or estate of the Landlord, its heirs, successors, officers, directors, shareholders, legal representatives, agents, servant, employees or assigns.

         8. In lieu of the Landlord not requiring the Tenant to maintain a policy of plate glass insurance, it is specifically agreed that the Tenant shall be solely responsible for the replacement of any and all plate glass damage at the Tenant's cost and expense. In the event the Tenant fails to replace and or repair plate glass within a reasonable time after damage thereto, the Landlord shall have the right to repair said plate glass damage, and in such event, the landlord is hereby authorized to add the cost of such repair to any regular installment of rent thereafter becoming due, as additional rent.

         9. Tenants shall bear and pay to the Landlord as additional rent during each Lease year, the cost to Landlord of the following:

            A. Commencing with the rental due August 1, 1995, the fixed annual rent hereinbefore set forth for each fiscal year of this Lease (hereinafter a "lease year") shall be increased by additional rental in an amount equal to one hundred [100%] percent of the amount expended for taxes, [as hereinafter defined], in such Lease year.

                                      {3}

         Such additional rental shall be paid by the Tenants within fifteen (15) days after the Landlord shall have served upon Tenants a written statement thereof. The Tenants or their authorized representative shall have the right to inspect the books of the Landlord during its regular business hours for the purpose of verifying the information set forth in the statement submitted by the Landlord pursuant to this paragraph provided that written request for such inspection shall be made by the Tenants within ten (10) days after the receipt of such statement. For purposes of this paragraph, the term "Taxes" means real estate taxes, transfer taxes, vault charges and other governmental taxes or charges, special, ordinary or extraordinary, foreseen or unforeseen (but not income, franchise, inheritance or capital stock taxes) which may now or hereafter be levied or assessed against the lands and buildings of which the demised premises form a part thereof. In the event the tax year does not correspond with a Lease year, equitable proration shall be made in determining the amount expended in respect of such period.

               (a) Every "lease year" during the term hereof shall be for a period of twelve (12) full calendar months, except that the last Lease year shall terminate on the date this Lease expires or is otherwise terminated.

               (b) In the event that as the result of changes in the laws, enabling statutes or other code, rules or regulations, including but not limited to the Internal Revenue Code, taxes or other levies or assessments against gross rental income shall be substituted in whole or in part for any real property taxes or assessments presently applicable to real property, then and to the extent that such taxes shall be and constitute a substitute for the real property taxes against the premises of which the demised premises forms a part, such substitute tax or assessment shall be included in and considered part of the real property taxes for the purposes of calculating the portion thereof to be paid by Tenants as additional rent hereunder.

         10. A. The amount of all such additional rent shall be due and payable with the next regular monthly installment of rent following the submission to Tenants of a bill, together with the calculation of additional rent due, therefor by Landlord.

             B. A copy of the official tax bill, insurance premium bill or other statement or invoice for a charge or expense to Landlord shall be deemed sufficient and conclusive evidence of the amount of such charge or expense, a percentage of which is payable by Tenant to Landlord as additional rent.

             C. If any extraordinary or excessive insurance premium cost is charged to Landlord as the result of the nature of Tenant's business, or its use and occupancy of the demised premises or an installation, condition or alteration made or maintained

                                      {4}
by Tenant therein, the full cost of such excess premium or extraordinary charge shall be borne by and paid by Tenants. The finding or "make-up" of rate established by the New York Fire Rating Organization (or such other agency having jurisdiction and responsibility for rating the building for insurance purposes) shall be admissible as evidence in any action and proceeding and shall be deemed conclusive evidence of the facts therein stated and of the items and charges then applicable to the building and the demised premises located therein. The total costs of insurance and the totality of coverage shall not exceed that which is reasonable and customary.

             D. The portion of the Landlord's costs or charges payable as additional rent by Tenants shall be apportioned on the basis that the first Lease year, the last Lease year or any Lease year does not coincide with the fiscal year to which any such charge is applicable.


         11. It is specifically agreed that in the event of the default by Tenants in the performance of this Lease or the payment when due of any installment of rent or additional rent or any other sum due under this Lease, the Landlord is expressly authorized, empowered, directed and entitled to use, apply or retain as Landlord's sole property that portion or all of the security deposited by Tenants on the signing of this Lease to the extent necessary to cure such default or to reimburse Landlord for any sum which he may expend or be required to expend by reason of Tenant's default. All or any portion of the said security deposit thus used or applied by Landlord shall be made up and redeposited by Tenants forthwith on demand to the original amount of the security deposit required under this Lease. The security deposit to be made hereunder and any additions thereto, shall be deposited by the Landlord in a separate interest bearing savings account, and all interest accruing thereon shall be deemed as additional security, and held by the Landlord pursuant to the security provisions of the within Lease.

         12. Tenants agree that if Landlord shall pay or be compelled to pay a sum of money or to perform any act that requires the payment of money, by reason of the failure of the Tenant to keep, observe, or perform any of the terms, covenants and provisions herein contained to be kept, observed or performed by the Tenants, other than the payment of rent, then and in such event, the sum or sums so paid by the Landlord shall, upon Landlord's demand, be paid by Tenants to Landlord as additional rent, with interest thereon at the maximum rate of interest allowable on the date of such demand, together with the installment of the monthly base rent next due from date of said demand.

         13. Any and all notices, consents and other communications which either party may desire or be required to give to the other shall be in writing and, except as otherwise herein specifically provided, shall be sent by Certified Mail, Return Receipt Requested, addressed to the party for whom intended at the address first herein above

                                      {5}
set forth or at such other address as such party may designate for such purpose by notice duly given to the other. All such notices shall be deemed to have been duly given on the third business day following the date of the deposit thereof, securely enclosed in a postpaid wrapper addressed as above, in an official depository maintained for mailing purposes by the U. S. Post Office Department (or its successor postal agency).

         14. If any term, condition or provision of the printed portion of this Lease shall be inconsistent with a provision of this Rider, then the inconsistent portions of the printed Lease form shall be deemed superseded by the provisions set forth in this Rider. Wherever appropriate for good usage or meaningful interpretation, terms expressed in the neuter, masculine or feminine gender shall be deemed interchangeable, as shall terms expressed in the singular or plural be deemed interchangeable.

         15. In the event that any payment provided to be made hereunder shall become overdue in excess of ten (10) days as additional rent, Tenant shall pay to the Landlord a late charge of five (.05) cents for each dollar so overdue to compensate Landlord for expenses incurred in handling such delinquent payment or payments. The charges hereunder shall be due and owing regardless of application of security pursuant to paragraph "10".

         16. On the written request of either party, the Landlord and the Tenants each covenant and agree to execute, seal, acknowledge and deliver unto the other, within ten (10) days of written request, a certificate attesting: (a) Whether this Lease is current and in full and continuing force and effect; (b) Whether there are any defaults, arrears, set-offs, claims, counter-claims or defenses to or against the full enforcement of any of the terms, covenants and conditions to be paid and performed hereunder; (c) To the amount of the rent then being paid and the dates of the commencement and expiration of the term hereof; (d) To the period for which and the amount of the rent which has then been prepaid; and (e) Whether the other party has fully performed all obligations on its part to be performed.

         17. It is specifically understood and agreed that any item required to be paid by Tenants, including additional rent or payments for defaults, shall be deemed rent, and upon the failure of Tenants to pay the same when due, it shall be deemed equivalent to a default in the payment of rent and shall entitle Landlord to invoke any and all remedies as in the case of non-payment of rent.

         18. In any case where Landlord brings any action or summary proceeding for any default of the Tenants hereunder, whether for the non-payment of rent or additional rent or any other default, Landlord shall be entitled to reasonable attorney's fees if successful; plus filing fees, sheriff's fees, if any, for any one action or proceeding. Parties each waive trial by jury in any summary proceeding.

                                      {6}

         19. The Tenants shall have the right to contest any real estate tax, special assessments or other governmental charges levied against the real property of which the demised premises are a part, by writ of certiorari, or otherwise, in the same manner as provided by law for the owner of the property to contest the same upon condition that the Tenants shall pay, immediately upon billing, such real estate taxes, special assessments or other government charges (looking to the taxing authorities for a refund thereafter), and upon the further condition that the cost of such proceeding shall be borne solely by the Tenants and the Tenants shall hold the Landlord free and harmless from any cost, penalties, interest, damages or other liability otherwise incurred as the result thereof. Landlord shall, at Tenant's request, execute such documents as are reasonably necessary to carry out the foregoing. In the event the Tenant should be successful in contesting as aforesaid, the result of which creates a refund to the landlord, the following shall apply:

             Upon receipt by the Landlord of such refund, the Landlord shall return to the Tenant the costs and expenses incurred by the Tenant in obtaining such refund. The Tenants shall have a similar right to contest insurance costs and any other costs charged pursuant to paragraphs "8" and "9".

         20. Ceiling lighting fixtures shall not be deemed trade fixtures, and upon installation, the same shall become, be and remain Landlord's sole property. All light bulbs, tubes, ballasts, starters, switches, lenses and grills for such ceiling fixtures, and the servicing and maintenance thereof shall at all times be solely the obligation of Tenant.

         21. A. Tenant covenants and agrees that it will occupy the entire demised premises, and will conduct its business in the regular and usual manner, throughout the term of this Lease. Tenants acknowledge that Landlord is executing this Lease in reliance upon these covenants, and that these covenants are a material element of consideration inducing the Landlord to execute this Lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this Lease, without the prior written consent of the Landlord, then all rent and additional rent reserved in this Lease from the date of such breach to the expiration date of this Lease, shall become immediately due and payable to Landlord.

             B. The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in subdivision (a) hereof will be substantial and will be greater than the rent payable for the balance of the term of this Lease, and will be impossible of ascertainment. The parties, therefore, agree as follows:

                1. In the event of a breach or threatened breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity

                                      {7}
or otherwise, Landlord shall have the right of injunction to preserve Tenant's occupancy and use. The words "become vacant or deserted" as used elsewhere in this Lease shall include Tenant's failure to occupy or use as by this Article required.

                2. If Tenants breach either of the covenants in subdivision (a) above, and this Lease be terminated because of such default, then, anything in this Lease as to the contrary notwithstanding;

                   (a) Landlord shall have the right to re-enter the demised premises, and to alter, reconstruct and rent all or any part of the premises, at any rental to which Landlord shall agree, for any portion of or beyond the original term of this Lease.

                   (b) Any income received by Landlord on any such re-rental shall be the property of the Landlord alone, as compensation for the expenses in connection with the preparation and re-renting of the demised space, and, together with the rents and additional rents payable as aforesaid, as liquidated damages for the breach of Tenants, which damages cannot be computed, as aforesaid. Tenants shall have no right to any portion of such income.

         22. In any action or summary proceeding brought by Landlord against Tenants under this Lease (or any renewal, extension, holdover or modification thereof), for non-payment of rent or additional rent, the Tenant hereby waives the right to interpose, and expressly covenants and agrees not to interpose, any counterclaim or set-off of whatever nature or description. The foregoing, however, shall not be deemed or constitute a waiver of the Tenant's right to commence and prosecute a separate action against Landlord on a bonafide claim.

         23. Every "Lease Year" during the term hereof shall be for a period of twelve (12) full calendar months, except that the last Lease year shall terminate on the date this Lease expires or is otherwise terminated.

         24. The fixed annual rent hereinafter provided is intended to be and shall be absolutely net to Landlord. It is the intention of the parties hereto that all expenses, costs and obligations of the parties hereto, all expenses, costs and obligations of every kind and nature whatsoever relating to the demised premises, (with the exception of the base real estate taxes and structural repairs as defined herein), shall be paid by Tenants either directly or as additional rent so that this Lease shall yield to Landlord the net fixed annual rent specified during the term of this Lease.

         25. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances

                                      {8}
other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         26. Tenants agree not to allow or permit during the demised term, any mechanic's or other lien for work, labor and services and/or materials furnished or otherwise to attach to and become a lien upon the premises as a result of any work done by or on behalf of Tenants. If such lien shall so attach, Tenants shall within thirty (30) days after notice thereof, either pay or satisfy the same or procure the discharge thereof of record in such manner as may be permitted or provided by law. Should Tenants fail or refuse to discharge any such lien within the period herein provided, then Landlord is hereby authorized to add the amount of the said lien to any regular installment of rent thereafter becoming due as additional rent.

         27. During the entire term of this Lease, the Tenants shall be required to keep in full force and effect all necessary Certificates of Occupancy for the purposes for which the demised premises are rented, permits and other approvals or consents required by any governmental authority having jurisdiction over the business conducted by the Tenants as set forth in the purpose clause of this Lease. The Landlord represents that the present zoning of the demised premises is "C8".

         26. Should any conflict in language or interpretation occur between the printed provisions of this Lease, the parties agree that the provisions in the Rider shall prevail. All reference to paragraphs as set forth in the Rider shall refer to paragraphs so indicated in the Rider and not to paragraphs in the printed portion of this Lease, unless so designated or unless the context of the Rider is intended to designate the printed portion of this Lease.

         29. This Lease contains all of the agreements and understandings of the parties and cannot be amended or modified except by a written agreement.

         30. The unenforceability, invalidity or illegality of any provision of the Lease shall not render the other provisions unenforceable, invalid or illegal.

         31. This Lease shall not be recorded. No Memorandum shall be recorded without the express written consent of the Landlord.

         32. Tenants covenant that the demised premises will not be used so as to interfere with other Tenants in the same building.

         33. In the event the Tenants do not vacate the premises upon the expiration date of this Lease, then and in that event, the Tenants shall remain as month to month Tenants at a monthly rental 100% greater than the last monthly rental paid during the

                                      {9}
term of the Lease. Nothing herein shall grant the Tenants a right to holdover after the expiration of the Lease term.

  34. The annual base rent for the years of the term of the within Lease shall be as follows:

                                     Annual

Aug. 1, 1995 to July 31,1996    $360,000.00 - monthly $30,000.00,
Aug. 1, 1996 to July 31, 1997   $378,000.00 - monthly $31,500.00,
Aug. 1, 1997 to July 31, 1998   $396,900.00 - monthly $33,075.00,
Aug. 1, 1998 to July 31, 1999   $416,745.00 - monthly $34,728.75,
Nov. 1, 1999 to Oct. 31, 2000   $437,582.25 - monthly $36,465.19.

         35. Notwithstanding any provision of the within Lease to the contrary, written consent of the Landlord to an assignment of the within Lease, and/or sub-Lease of a portion of the demised premises, shall be required. The Landlord shall not unreasonably withhold its consent to such assignment or sub-Lease provided the then Tenant has complied with the following terms and conditions:

             (a) The within Tenants shall not be in default as to any of the terms and conditions of the within Lease, and the Lease shall be in full force and effect.

             (b) The within Tenants shall notify the Landlord of the proposed assignment, or sub-Lease, which notice shall be forwarded to the Landlord by Certified Mail, Return Receipt. Said notice shall be mailed to the Landlord no less than thirty (30) days prior to the proposed assignment or sub-Lease. Said notice shall contain the name and address of the proposed assignee or sub-lessee, and if said assignee or sub-lessee is a corporation, the name of the principal of said corporation, the date of the proposed assignment or sub-Lease, and the proposed use of the premises by the assignee.

             (c) The use of the demised premises by the proposed assignee or sub-lessee shall be substantially similar to the Tenant's use and purpose provided for in the within Lease.

             (d) The assignment of Lease or sub-Lease shall be delivered to the Landlord accompanied by an Assumption Agreement, if an assignment, both in proper form for recording, said delivery to the Landlord to be mailed Certified mail, Return Receipt, within one (1) week of such assignment.



                                      {10}

             (e) Such assignment or sub-Lease shall in no manner discharge the Tenant or any subsequent Tenants herein from any liability or obligation whatsoever created by the within Lease, and such liability and obligation shall continue for the remainder of the within Lease.

             (f) If Tenants are a corporation, any dissolution, merger, consolidation or reorganization of Tenant or the sale or other transfer of fifty (50%) percent or more of the capital stock of the Tenant shall be deemed an assignment under the terms of this paragraph subject to all of the terms and conditions specified herein; provided, however, that transfers of capital stock of the Tenant between presently existing shareholders of the Tenant, or transfers of capital stock to members of the immediate family of the present shareholders of the Tenant, shall not be deemed an assignment pursuant to the terms of the within paragraph.

             (g) If the Tenants are a corporation, or this Lease is subsequently assigned to a corporation, the Tenant shall furnish the Landlord with a true copy of a resolution duly adopted by the board of directors of such corporation authorizing the corporation to enter into this Lease.

             (h) The Tenants shall be responsible for the payment of reasonable attorney's fees to the Landlord's attorney for review of all documents and the preparation of any additional documents, if necessary, which attorney's fees will not exceed $750.00, plus any and all disbursements incurred.

             (i) That simultaneously with said assignment there shall be paid to the Landlord, as additional security, a sum equal to two (2) months of the then applicable rent, and same shall be held by the Landlord pursuant to the same terms as the security recited herein in Lease paragraph "27". This provision shall apply to each and every assignment or sub-Lease of the within Lease.

         36. Defaults and remedies. A. If (1) Tenants default in the payment of any rent or any additional rent and such default continues for five (5) days after written notice from Landlord or its agent or (2) Tenant defaults in fulfilling any of the covenant or agreements or any rules or regulations of this Lease on its part to be kept or performed and such default is not made good within ten (10) days after written notice from Landlord or its agent, or within such additional time as Tenant may be prevented from making good the default as is caused by delays attributable to strikes, labor troubles, acts of God, governmental prohibitions and similar causes beyond Tenant's control, or (3) If this Lease is transferred to or devolve upon any person or corporation other than Tenant, except as may be specifically permitted by this Lease, or if this Lease is mortgaged or assigned without the written consent of the Landlord, then and in any of such events mentioned in this subparagraph "A" the term thereof, shall thereupon ipso facto expire and come to an end as if such expiration was so fixed by

                                      {11}
the terms of this Lease on the fifth (5th) or tenth (10th) day of such default as mentioned in (1) and (2) above and upon the occurrence mentioned in (3) above and Landlord may re-enter upon the demised premises either with or without process of law and remove all persons therefrom and Tenant shall quit and surrender the same to Landlord and Tenants shall remain liable as hereinafter provided. In the event Tenants shall fail, neglect or refuse to quit and surrender the demised premises upon receipt of notice from Landlord declaring the term hereof at an end, then Landlord may commence a summary proceeding to remove Tenant from the premises as a holdover. If pursuant to (2) the default is of such a nature that it cannot be cured within ten (10) days, if Tenant commences to cure such default within ten (10) days and proceeds diligently to remedy such default, the Landlord shall not have the right to terminate this Lease.

         B. If Tenants shall abandon the demised premises or if the premises become and remain vacant or deserted for a period of fifteen (15) days, or if the term of this Lease shall expire as hereinabove provided, or if Tenant fails to take possession of the demised premises within forty-five (45) days after commencement of the term of this Lease, Landlord may re-enter the demised premises and remove Tenant or its legal representatives or other occupant by summary proceedings or otherwise and Tenant hereby waives the service of notice of intention or to institute legal proceedings to that end.

         C. In case of any re-entry, expiration and/or dispossess by summary proceedings or otherwise, the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys fees, brokerage and/or putting the demised premises in good order, or for preparing the same for re-rental; Landlord may relet the premises or any part or parts thereof either in the name of Landlord or otherwise, for a term or terms which may at the Landlord's option be less than or exceed the period which may otherwise have constituted the balance of the term of this Lease and may grant reasonable concessions, or free rent; and Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, and deficiency between all rent or additional rent hereby reserved and/or covenanted to be paid, with percentage rental computed for the balance of the term for the purpose of this article at the average annual percentage rent for the two (2) full Lease years preceding the default or re-entry and the net amount, if any, of the rents collected on account of the Lease of the demised premises, for each month of the period which would otherwise have constituted the balance of the terms of this Lease. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with reletting, such as reasonable legal expenses, attorneys fees, brokerage and for keeping the demised premises in good order or for preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease. Any suit brought to collect the

                                      {12}
amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option may make such alterations, repairs, replacements and/or decorations in the demised premises; and the making of such alterations, repairs, replacement and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall not be liable for failure to relet the demised premises. The words "re-enter" or "re-entry" as used in this Lease shall not be restricted to their technical legal meaning. Any rents or other income received by Landlord on any such re-rental shall be the property of Landlord alone and Tenant shall have no right to any portion of such income. In the event that the Tenant is successful in any proceeding brought pursuant to the provisions hereof, it shall be entitled to its reasonable legal fees.

         D. In the event of a breach or threatened breach by Tenants of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenants hereby expressly waive any and all rights of redemption granted by order or any present or future laws in the event of Tenants being evicted or dispossessed, or in the event of Landlord obtaining possession of the demised premises by reason of Tenant's violation of the provisions of this Lease. Tenants further waive the provisions of Section 749, Subparagraph 3 of the Real Property Actions and Proceedings Law and any successor statute thereto.

         E. In the event Tenants shall default in the payment of any rent or additional rent as above provided, and such default shall continue for ten (10) days after written notice from Landlord, or its agent and not be made good within said ten (10) day period, then and in such event, Landlord may, at its election, and in addition to any other remedy herein afforded, declare this term at an end and accelerate the rent due for the entire Lease period. In such event, the balance of the minimum rent reserved from the date of such default until the last day of the Lease period, shall thereupon be forthwith due and payable. Failure by Landlord to relet the premises shall not be deemed an offset or defense to recovery of the aforesaid minimum rent due for the balance of the term accelerated by reason of Tenant's default above mentioned. Landlord shall be required to give the notice provisions contained in paragraph "12" hereof.

         F. If Tenants shall default in the performance of any provision, covenant or condition on its part to be performed under this Lease, Landlord may, at its option, perform the same for the account and at the expense of Tenants. If Landlord at any time shall be compelled to pay or elected to pay any sum of money by reason of the failure of the Tenant to comply with any provision of this Lease, or if Landlord incurs any expense, including reasonable attorney's fees in prosecuting or defending any action or

                                      {13}
proceeding by reason of any default of Tenant under this Lease, the sums so paid by Landlord with legal interest, costs, and damages shall be due from and be paid by Tenant to Landlord on demand. All such sums, including all payments required to be made by Tenants of any kind under this Lease, shall be deemed additional rent and Landlord shall have all remedies for the collection thereof that Landlord may have for non-payment of minimum rent. In the event that the Tenants are successful in any proceedings brought pursuant to the provisions hereof, it shall be entitled to its reasonable legal fees and costs.

         37. The Tenants represent, warrant and declare that they have been afforded the opportunity to make exterior and interior inspection of the premises which are the subject of this Lease, that they have either made such inspection of the said premises, or has caused such inspection of the said premises to be made, and the Tenants distinctly understand that the premises are being leased in their present condition and state of repair, and tenants agree that at the time of closing Tenants will accept the premises in their present condition and state of repair.

         38. Prior to the commencement of any alterations contemplated by the Tenants during the term of this Lease, the Tenants shall furnish written plans and specifications therefor to the Landlord and obtain the Landlord's written consent thereto, which consent will not be unreasonably withheld.

             (a) The Tenants will apply for and obtain any and all permits therefor as same may be required by any municipal agency or authority having jurisdiction, prior to the commencement of such alterations, and will apply for and secure any and all requisite certificates of occupancy or certificates of completion therefor.

             (b) The Landlord and Tenant acknowledge that the Tenant contemplates causing extensive alterations and renovations to the demised premises, at the Tenants' sole cost and expense.

             The Tenant shall notify the Landlord upon the completion of the foregoing alterations and renovations. Upon inspection by the Landlord that same have been performed in a workmanlike and satisfactory manner, and of all requisite permits, completion certificates and/or Certificates of Occupancy, are to be furnished to the Landlord.

         39. Tenant represents and warrants that Tenant did not consult with any broker with regard to this transaction, and the Tenant agrees to indemnify and save harmless the Landlord of any and all liability, expense, loss, cost or damage that may arise by reason of any brokerage claims or demands by reason of Tenant's acts, and makes this covenant as an express inducement to the Landlord, intending that Landlord

                                      {14}
shall rely thereon entering into this Lease. This covenant and representation is irrevocable, and shall survive the execution of the within Lease.

         40. If any provision of this Rider shall be in conflict with any provision of the printed form of this lease, the provisions of this Rider shall control.


In the Presence of:                    160 Oser Avenue Associates,



/s/ VERONICA T. LASKOWSKI              BY: /s/ MICHAEL BIVONA
___________________________________       ______________________________________
                                                      , Landlord


                                       Manchester Equipment Co., Inc.,



                                       BY: /s/ BARRY STEINBERG
                                          ______________________________________
                                                  Barry Steinberg, Tenant

        MODIFICATION OF LEASE dated July 31, 1995, between 160 Oser Avenue Associates, as Landlord, and Manchester Equipment Co., Inc., as Tenant.
Re: Premises at 160 Oser Avenue, Hauppauge, New York 11788.

-------------------------------------------------------------------------------

        The Landlord and Tenant hereby agree to modify the terms and conditions of the Lease as follows:

                1. Anything to the contrary notwithstanding commencing October 1, 1996, the rents shall be adjusted and modified in accordance with the following provisions:

                    Rider Paragraph 34 of the original Lease shall be deleted and in place and stead thereof the following provisions shall apply:

        34. The base rent for the described periods of the term of the within Lease shall be as follows:

                                        Period          Monthly
                                        ------          -------
        Aug. 1, 1995 to July 31, 1996   $360,000.00     $30,000.00
        Aug. 1, 1996 to July 31, 1997   $255,000.00     $21,250.00
        Aug. 1, 1997 to July 31, 1998   $262,650.00     $21,887.50
        Aug. 1, 1998 to July 31, 1999   $270,529.50     $22,544.12
        Aug. 1, 1999 to Oct. 31, 2000   $278,645.37     $23,220.44

                2. This Modification is conditioned and shall take effect only upon the Tenant successfully completing the Public Offering of its shares now contemplated. In the event the Public Offering of shares now contemplated is not concluded, on or before

January 1, 1997, then, unless said date is extended by written agreement of the parties, this Modification shall be null and void, and the Lease shall be enforceable as originally written.

DATED: OCT. 2, 1996


                                        160 Oser Avenue Associates


                                        by:  /s/ BARRY STEINBERG
                                           ------------------------------
                                                    Landlord


                                        Manchester Equipment Co., Inc.


                                        by:  /s/ JOEL STEMPLE - V.P.
                                           -------------------------------
                                                     Tenant